UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549 ___________________
FORM 8-K
___________________
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 11, 2012
___________________

Nexstar Broadcasting Group, Inc. (Exact Name of Registrant as Specified in its Charter) ___________________
Delaware (State or Other Jurisdiction of Incorporation)	000-50478 (Commission File Number)	23-3083125 (I.R.S. Employer Identification No.)
5215 N. O’Connor Boulevard
Suite 1400
Irving, Texas 75039
(Address of Principal Executive Offices, including Zip Code)

(972) 373-8800
(Registrant’s Telephone Number, including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 11, 2012 (the “Effective Date”), pursuant to authorization from the Compensation Committee, Nexstar Broadcasting, Inc. (the “Company”), a wholly-owned, indirect subsidiary of Nexstar Broadcasting Group, Inc., entered into an addendum to the Executive Employment Agreement with Perry A. Sook, the Company’s President and Chief Executive Officer, dated as of January 5, 1998, and as amended on May 10, 2001, September 26, 2002, August 25, 2003, July 2, 2007 and November 13, 2008 (as amended, the “Employment Agreement”).  The addendum extends the term of Mr. Sook’s employment with the Company until December 31, 2016, with automatic renewal provided for successive one-year periods, subject to earlier termination under specified circumstances.

The amendment modifies Mr. Sook’s base salary as follows:

Period                                                                                                                     Base Salary
From January 1, 2013 through December 31, 2013                                          $1,200,000
From January 1, 2014 through December 31, 2014                                          $1,300,000
From January 1, 2015 through December 31, 2015                                          $1,400,000
After December 31, 2015                                                                                    $1,500,000

In addition, Mr. Sook will be eligible to receive an annual bonus in the amounts and on the dates set forth below based on, among other things, whether the Company achieved the economic targets established by the Compensation Committee for such fiscal year and any other goals established for him by the Compensation Committee.

Period                                                                                                                    Bonus
From January 1, 2013 through December 31, 2013                                         $1,200,000
From January 1, 2014 through December 31, 2014                                         $1,300,000
From January 1, 2015 through December 31, 2015                                         $1,400,000
After December 31, 2015                                                                                   $1,500,000

In addition to the foregoing, on the Effective Date, Mr. Sook was granted options to purchase 1,000,000 shares of the Company’s Class A Common Stock at the market closing price of $9.60 per share on the date of grant.  Of these options, 400,000 were granted under the Company’s 2012 Incentive Equity Plan, but shall be forfeited if stockholder approval of the Company’s 2012 Incentive Equity Plan is not obtained within 90 days after the Effective Date.

Item 9.01.  Financial Statements and Exhibits.

Exhibit No.                                Description

10.1	Addendum to Executive Employment Agreement, dated as of September 11, 2012, between Perry A. Sook and Nexstar Broadcasting, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEXSTAR BROADCASTING GROUP, INC.

Dated: September 17, 2012

/s/ Thomas E. Carter
Name: Thomas E. Carter
Title: Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description
10.1	Addendum to Executive Employment Agreement, dated as of September 11, 2012, between Perry A. Sook and Nexstar Broadcasting, Inc.